UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 29, 2006
COVAD COMMUNICATIONS GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32588	77-0461529

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
110 Rio Robles, San Jose, California 95134

(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (408) 952-6400
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreements.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 3.02 Unregistered Sales of Equity Securities.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT LIST
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3
EXHIBIT 99.4
EXHIBIT 99.5

Item 1.01 Entry into Material Definitive Agreements.
     On March 29, 2006, Covad Communications Group, Inc., a Delaware corporation (the “Company”), Covad Communications Company, a California corporation and a wholly-owned subsidiary of the Company (“Operating” and together with the Company, “Covad”), and EarthLink, Inc., a Delaware corporation (“EarthLink”), consummated the transactions contemplated by that certain Purchase Agreement (the “Purchase Agreement”), dated as of March 15, 2006, by and among the Company, Operating and EarthLink. In connection with the closing of the transactions contemplated by the Purchase Agreement, Covad (i) sold to EarthLink 6,134,969 shares (the “Primary Shares”) of common stock, par value $0.001, of the Company (“Common Stock”), for an aggregate purchase price of $10,000,000, reflecting a price per share of $1.63, which equals 105% of the arithmetic average of the daily volume weighted average trading price quoted on the American Stock Exchange (the “AMEX”) for the Company’s Common Stock for each of the ten (10) trading days immediately preceding the execution date of the Purchase Agreement, and (ii) issued to EarthLink a $40,000,000 12% Senior Secured Convertible Note due 2011, dated as of March 29, 2006 (the “Note”), for an aggregate purchase price of $40,000,000 (the “Transaction”).
     Interest on the Note is payable on March 15 and September 15 of each year, commencing on September 15, 2006, and may be paid in cash or in additional notes of the company, identical to and of the same series as the original Note (the “Additional Notes”). Principal on the Note is payable on March 15, 2011, provided that under certain circumstances, EarthLink may require Covad to repay the remaining principal amount of the Notes held by EarthLink in four equal installments due March 15 of each year, commencing on March 15, 2007 and ending on March 15, 2010. The Note is initially convertible into 21,505,376 shares of Common Stock (the “Underlying Shares”), reflecting an initial conversion price of $1.86 per share, which equals 120% of the arithmetic average of the daily volume weighted average trading price quoted on the AMEX for the Company’s Common Stock for each of the ten (10) trading days immediately preceding the execution date of the Purchase Agreement. In the event that Covad makes all interest payments through the issuance of Additional Notes, the Additional Notes will be convertible into an aggregate of 17,007,477 shares of Common Stock, reflecting a conversion price of $1.86 per share. The conversion rate is subject to weighted average antidilution protection as set forth in the Note. Notwithstanding the foregoing, in no event will the Note and any Additional Notes be converted into an aggregate number of shares of Common Stock which in the aggregate exceeds 19.9% of the then outstanding shares of Common Stock of the Company. The Note is initially convertible into shares of Common Stock beginning on March 15, 2008, or upon a Change of Control (as defined in the Note) of the Company, if occurring earlier. The Company is required to offer to redeem the Note at 100% of the principal amount thereof upon a Change of Control of the Company. The obligations under the Note are secured by certain property, plant and equipment purchased with the proceeds of the Note pursuant to the terms of a Security Agreement, dated as of March 29, 2006, by and among the Company, Operating and EarthLink (the “Security Agreement”), and the Primary Shares and the Underlying Shares are subject to the terms of a Registration Rights Agreement, dated as of March 29, 2006, by and between the Company and EarthLink (the “Registration Rights Agreement”).

     In connection with the transactions contemplated by the Purchase Agreement, Operating and EarthLink have entered into an Agreement for XGDSL Services, dated as of March 29, 2006 (the “Services Agreement”), pursuant to which Covad will develop and deploy its next generation broadband services in specified geographic service areas. The proceeds from the Transaction will be used to fund the deployment of these services.
     Additionally, in connection with the transactions contemplated by the Purchase Agreement, the Company and Mellon Investor Services LLC entered into an Amendment to Amended and Restated Stockholder Protection Rights Agreement, dated as of March 29, 2006 (the “Rights Agreement Amendment”), which amends the Company’s Amended and Restated Stockholder Protection Rights Agreement, dated as of November 1, 2001 (the “Rights Agreement”), to provide that EarthLink shall not be deemed an “Acquiring Person” under the Rights Agreement solely by virtue of its acquisition of the Primary Shares and the Underlying Shares.
     The summary of the Note, the Security Agreement, the Registration Rights Agreement the Services Agreement and the Rights Agreement Amendment in this Current Report on Form 8-K is qualified in its entirety by reference to the full text of the Note, the Security Agreement, the Registration Rights Agreement, the Services Agreement and the Rights Agreement Amendment attached hereto as Exhibit 99.1, Exhibit 99.2, Exhibit 99.3, Exhibit 99.4 and Exhibit 99.5, respectively.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     In connection with the transactions contemplated by the Purchase Agreement, Covad issued the Note to EarthLink. A full description of the transactions contemplated by the Purchase Agreement, and the Note, are set forth in Item 1.01 above.
Item 3.02 Unregistered Sales of Equity Securities.
     In connection with the transactions contemplated by the Purchase Agreement, the Company sold to EarthLink the Primary Shares and the Note. The Note and the Primary Shares were issued to EarthLink in reliance on the exemption from registration contained in Section 4(2) of the Securities Act of 1933, as amended. A full description of transactions contemplated by the Purchase Agreement, and of the Primary Shares and the Note, are set forth in Item 1.01 above.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits
99.1	12% Senior Secured Convertible Note due 2011, dated as of March 29, 2006, entered into by Covad Communications Group, Inc. and Covad Communications Company for the benefit of EarthLink, Inc.

99.2	Security Agreement, dated as of March 29, 2006, by and among Covad Communications Group, Inc., Covad Communications Company and EarthLink, Inc.

99.3	Registration Rights Agreement, dated as of March 29, 2006, by and between Covad Communications Group, Inc. and EarthLink, Inc.

99.4	Agreement for XGDSL Services, dated as of March 29, 2006, by and among Covad Communications Company and EarthLink, Inc.

99.5	Amendment to Amended and Restated Stockholder Protection Rights Agreement, dated as of March 29, 2006, by and between Covad Communications Group, Inc. and Mellon Investor Services LLC

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVAD COMMUNICATIONS GROUP, INC.
Date: April 4, 2006	By:	/s/ James A. Kirkland
	Name:	James A. Kirkland
	Title:	Senior Vice President, Strategic Development, and General Counsel

EXHIBIT LIST
99.1	12% Senior Secured Convertible Note due 2011, dated as of March 29, 2006, entered into by Covad Communications Group, Inc. and Covad Communications Company for the benefit of EarthLink, Inc.

99.2	Security Agreement, dated as of March 29, 2006, by and among Covad Communications Group, Inc., Covad Communications Company and EarthLink, Inc.

99.3	Registration Rights Agreement, dated as of March 29, 2006, by and between Covad Communications Group, Inc. and EarthLink, Inc.

99.4	Agreement for XGDSL Services, dated as of March 29, 2006, by and among Covad Communications Company and EarthLink, Inc.

99.5	Amendment to Amended and Restated Stockholder Protection Rights Agreement, dated as of March 29, 2006, by and between Covad Communications Group, Inc. and Mellon Investor Services LLC